SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2015

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA	24504
(Address of principal executive offices)	(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

On Friday, January 23, 2015, Bank of the James Financial Group, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended December 31, 2014 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 8.01 - Other Events

On January 20, 2015, the Board of Directors of the Company declared a quarterly cash dividend of $0.05 per share of common stock. The dividend will be paid on or about March 27, 2015, to stockholders of record as of the close of business on March 13, 2015. The dividend was announced in the Press Release.

Item 9.01 - Financial Statements and Exhibits

(a)	Financial statements of businesses acquired – not applicable

(b)	Pro forma financial information – not applicable

(c)	Shell company transactions – not applicable

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Bank of the James Financial Group, Inc. Press Release dated January 23, 2015

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 26, 2015	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ J. Todd Scruggs
J. Todd Scruggs
Secretary-Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Bank of the James Financial Group, Inc. Press Release dated January 23, 2015

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